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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
  14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             PLANVISTA CORPORATION
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             (Name of Registrant as Specified In Its Certificate)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)Title of each class of securities to which transaction applies:

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    (2)Aggregate number of securities to which transaction applies:

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    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount Previously Paid:

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    (4)Date Filed:

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

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[LOGO] PlanVista

       PlanVista Corporation
       4010 Boy Scout Blvd., Suite 200
       Tampa, Florida 33607
       (813) 353-2300


     P R E S S   R E L E A S E


For more information, contact:
Don Schmeling, PlanVista Corporation                      For Immediate Release
(813) 353-2300, ext. 2340


                PLANVISTA SOLUTIONS TO RESCHEDULE ANNUAL MEETING

TAMPA, FL - May 31, 2002 - PlanVista Corporation (NYSE:PVC) announced today that it is rescheduling its Annual Meeting from June 5, 2002 to a date in July 2002 to be determined. Additional information, including the revised date of the meeting and the record date, will be made available in the filing of the Company's amended proxy statement, which will also include additional items to be submitted for shareholder consideration.

PlanVista Solutions is a leading health care technology and product development company, providing medical cost containment for health care payers and providers through one of the nation's largest independently owned full-service preferred provider organizations. PlanVista Solutions provides network access, electronic claims repricing, and claims and data management services to health care payers and provider networks throughout the United States. Visit the company's website at www.planvista.com.

This press release includes forward-looking statements related to PlanVista that involve risks and uncertainties including, but not limited to, our ability to expand our client base; the success of our divestiture and diversification efforts; our ability to manage costs and reduce and restructure debt; changes in law; fluctuations in business conditions and the economy; and our ability to attract and retain key management personnel. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about these factors that could affect the Company's future results, please see the Company's filings with the Securities and Exchange Commission. Copies of these filings are available upon request from the Company's chief financial officer. Prospective investors are cautioned that forward-looking statements are not guarantees of future performance. Achieved results may differ materially from management expectations.

                                     -End-